SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                          June 2, 1997


                FIRST ALLEN PARISH BANCORP, INC.
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     (Exact name of Registrant as specified in its Charter)


   Delaware                   0-21165                72-1331593
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(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                  Identification
 incorporation)                                        Number)


222 South 10th Street, Oakdale, Louisiana                 71463
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:
                         (318) 335-2031

                               N/A
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(Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

     Effective June 2, 1997, the Registrant dismissed Darnall, Sikes, Kolder, Frederick & Rainey as its independent accountant, and hired the firm of Kolder, Champagne, Slaven & Rainey, LLC. The change results from the split-up of the Darnall Sikes firm. The report of Darnall, Sikes on the financial statements of the Registrant for either of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was approved by the Registrant's Board of Directors. There were no disagreements between the Registrant and the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

     1.  Letter from accounting firm, dated June 2, 1997.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST ALLEN PARISH BANCORP, INC.



Date:  June 5, 1997      By:  /s/ Charles L. Galligan
                              -----------------------------------
                              Charles L. Galligan
                              President and Chief Executive
                                Officer

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